Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Oaktree Emerging Markets Equity Fund

(the “Fund”)

Supplement dated March 29, 2024, to the Fund’s
Statement of Additional Information dated May 1, 2023,
as supplemented and amended to date

Update Regarding the Board of Trustees

Effective March 29, 2024, Mr. David W. Levi, an Interested Trustee of the Trust, resigned from the Board of Trustees. In connection with Mr. Levi’s resignation, at a meeting of the Board held on February 22, 2024, the Board approved the appointment of Mr. Brian F. Hurley to serve as an Interested Trustee, effective March 29, 2024. Mr. Hurley currently serves as President of the Fund and will continue to serve in such capacity following his appointment to the Board. In addition, the Board previously approved the appointment of Ms. Betty Whelchel to serve as an Independent Trustee, effective January 1, 2024. Since her appointment, Ms. Whelchel has served as an Independent Trustee of the Trust, and a member of the Audit and Nominating and Compensation Committees. Accordingly, all references to Mr. Levi in the Fund’s SAI are hereby deleted in their entirety, and the changes below are hereby made to the Fund’s SAI to reflect the addition of Mr. Hurley and Ms. Whelchel to the Board.

Under the heading “TRUSTEES AND OFFICERS,” in the table, under the caption “INDEPENDENT TRUSTEES,” the disclosure is hereby supplemented with the following:

Name, Position(s), Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)
Betty Whelchel Trustee, Member of the Audit Committee, Member of the Nominating and Compensation Committee Born: 1956	Since January 1, 2024(6)	9	US Head of Public Policy: Regulatory Affairs of BNP Paribas (2016 – 2019).	Director/Trustee of several investment companies advised by PSG (2024 – Present).

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(6) Ms. Betty Whelchel was appointed as an independent director/trustee of the Fund Complex effective January 1, 2024.

Under the heading “Trustees and Officers,” in the table, under the caption “INTERESTED TRUSTEE/OFFICER,” the current information for Mr. Hurley in the table is deleted in its entirety, and hereby replaced with the following information and corresponding footnotes:

Name, Position(s), Address (1) and Year of Birth	Term of Office and Length of Time Served (2)	Number of Funds in Fund Complex Overseen by Trustee (3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years (4)

INTERESTED TRUSTEE/OFFICERS (5)
Brian F. Hurley Trustee and President Born: 1977	Trustee since March 29, 2024(7) President since 2014	N/A	President of several investment companies advised by PSG (2014 – Present); Managing Director (2014 – Present) and General Counsel, (2017 – Present) of PSG; Managing Partner of Brookfield Asset Management Inc. (2016 – Present).	Director/Trustee of several investment companies advised by PSG (2024 – Present).

...

(2) Mr. Hurley will hold office as Trustee for an indefinite term until the earliest of: (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of Mr. Hurley and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date Mr. Hurley resigns or retires, or is removed by the Board or shareholders, in accordance with the Trust’s By-Laws and Declaration of Trust. Each officer will hold office for an indefinite term or until the date he or she resigns or retires until his or her successor is elected and qualified.

...

(7) Mr. Brian F. Hurley was appointed as an interested director/trustee of the Fund Complex effective March 29, 2024.

Under the heading “Trustees and Officers,” in the subsection “Additional Information Concerning Our Board of Trustees --- Information about Each Trustee’s Qualifications, Experience, Attributes or Skills,” the disclosure is hereby supplemented with the following:

“Betty Whelchel. Ms. Whelchel has extensive experience in financial services law and regulation, international finance and public policy. She has held a number of senior management positions at international financial institutions, including serving as U.S. Head of Public Policy and Regulatory Affairs and U.S. General Counsel for BNP Paribas, Global General Counsel for Deutsche Asset Management and U.S. Deputy General Counsel for Deutsche Bank AG. She started her career in the General Counsel’s office of the U.S. Treasury Department, and worked as a lawyer with Shearman & Sterling in its New York and Tokyo offices, specializing in bank finance, mergers and acquisitions and joint ventures. Throughout her forty-two year career, Ms. Whelchel has been active in industry initiatives related to financial regulation and corporate governance, including the Committee on Capital Markets Regulation, the Executive Committee of the Institute of International Bankers Board of Trustees, and the Association of the Bar of the City of New York’s Special Task Force on the Lawyer’s Role in Corporate Governance. She has received numerous awards, including 2015 Legal 500 Individual of the Year in Financial Services and the 2013 Burton “Legend in the Law” Award. Ms. Whelchel is a member of the Audit Committee and the Nominating and Compensation Committee.

Brian F. Hurley. Brian Hurley is a Managing Partner at Brookfield and General Counsel for the Adviser. In this role, he oversees the legal and compliance functions and is also actively involved in the Adviser’s investment funds business, including product and business development. Prior to joining Brookfield in 2010, Mr. Hurley was an attorney at Paul Hastings LLP and a member of its Investment Management Practice Group, where he focused his practice on representing investment advisers and various investment companies. Mr. Hurley earned a Juris Doctor degree from Columbia University and a Bachelor of Arts degree from the College of the Holy Cross.”

Under the heading “Trustees and Officers,” in the subsection “Board Committees,” the disclosure is hereby supplemented to reflect the addition of Ms. Whelchel to the Audit Committee and the Nominating and Compensation Committee.

Under the heading “Trustees and Officers,” in the table under the subsection “Trustee Ownership of Fund Shares and Other Interests,” the following information and corresponding footnotes are hereby added to the table:

Name of Trustee	Aggregate Range of Equity Securities Held in the Fund (1)	Aggregate Dollar Range of Equity Securities Held in Fund Complex (1) (2)
INTERESTED TRUSTEE:
Brian F. Hurley(3)	A	C
INDEPENDENT TRUSTEES:
Betty Whelchel(4)	A	A

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(3) Mr. Brian F. Hurley was appointed as an interested director/trustee of the Fund Complex effective March 29, 2024.

(4) Ms. Betty Whelchel was appointed as an independent director/trustee of the Fund Complex effective January 1, 2024.

Under the heading “COMPENSATION TABLE,” the following information and corresponding footnotes are hereby added to the table:

Name of Person and Position	Compensation from the Fund	Total Compensation from the Fund and Fund Complex (1)

Interested Trustee
Brian F. Hurley(2)	N/A	N/A
Independent Trustees
Betty Whelchel(3)	$—	$—(0)

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(2) Mr. Brian F. Hurley was appointed as an interested director/trustee of the Fund Complex effective March 29, 2024.

(3) Ms. Betty Whelchel was appointed as an independent director/trustee of the Fund Complex effective January 1, 2024. As a result, she received no compensation from the Fund Complex for the fiscal year ended December 31, 2023.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Fund’s SAI.

Please retain this Supplement for reference.